Exhibit 10.5

ADDENDUM TO
AGREEMENT TO SELL AND PURCHASE MINERAL RESERVES, REAL PROPERTY
AND SHARES OF COMMON STOCK

THIS ADDENDUM, made and entered into this 25th day of September, 2001, is by and between IRON MASK MINING COMPANY, INC., a corporation organized under the laws of the State of Idaho, whose mailing address is 656 Cedar St., Ponderay, Idaho 83852, hereinafter referred to as "Iron Mask", and Cordoba Corporation and Garnet Mining Corporation, both of which are corporations organized under the laws of the State of Montana, both of whose mailing address is c/o David Rodli Law Offices, 2001 S. Russell, Missoula, Montana 59801, hereinafter collectively referred to as "Garnet."

RECITALS :

WHEREAS, the parties hereto entered in an Agreement To Sell And Purchase Mineral Reserves, Real Property And Shares Of Common Stock; and

WHEREAS, Section 1 thereof provided for the purchase of two patented mining claims within thirty (30) days; and

WHEREAS, said purchase within said period of time became impractical; and

WHEREAS, the parties hereto agree that the time within which to effect such purchase should be extended until December 31, 2001;

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. PURCHASE OF LEAD KING AND GRANT AND HARTFORD CLAIMS.

The parties hereto agree that the time period within which Iron Mask shall be required to purchase the Lead King and Grant And Hartford patented mining claims shall be extended until December 31, 2001. Iron Mask covenants and agrees, however, to make every effort possible to pay the purchase price and effect closing as soon as possible.

2. REMAINING PROVISIONS OF AGREEMENT UNCHANGED.

 All other provisions of the parties' Agreement shall remain as originally written and shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this instrument the day and year first above written.

IRON MASK MINING COMPANY, INC.
By: /s/ Donald L. Delaney
Its Vice-President

CORDOBA CORPORATION
/s/Aaron L. Charlton
Aaron L. Charlton, CEO

GARNET MINING CORPORATION
By: /s/ Aaron L. Charlton
Aaron L. Charlton, CEO